FIXED INCOME PORTFOLIOS

PROSPECTUS SUPPLEMENT

NORTHERN INSTITUTIONAL FUNDS

FIXED INCOME PORTFOLIOS

SUPPLEMENT DATED NOVEMBER 1, 2010 TO PROSPECTUS DATED APRIL 1, 2010

1.	The paragraph under the “Management” section on page 17 of the Prospectus is replaced with:

INVESTMENT ADVISER AND PORTFOLIO MANAGER. Northern Trust Investments, N.A., a subsidiary of The Northern Trust Company, serves as the investment adviser of the Portfolio. Colin A. Robertson, Senior Vice President of Northern Trust Investments, N.A., and Bradley Camden, Second Vice President of Northern Trust Investments, N.A., have been managers of the Portfolio since September 2002 and November 2010, respectively.

2.	The second paragraph under the “Portfolio Management” section on page 24 of the Prospectus is replaced with:

The manager for the Bond, Core Bond and the Intermediate Bond Portfolios is Colin A. Robertson, Senior Vice President of Northern Trust. Mr. Robertson has been manager for the Bond, Core Bond and Intermediate Bond Portfolios since November 2003. Mr. Robertson joined Northern Trust in 1999 and manages various fixed-income portfolios.

3.	The following paragraph is added after the second paragraph under the “Portfolio Management” section on page 24: of the Prospectus:

The managers for the Short Bond Portfolio are Colin A. Robertson, Senior Vice President of Northern Trust, and Bradley Camden, Second Vice President of Northern Trust. Mr. Robertson has been a manager for the Short Bond Portfolio since September 2002. Mr. Camden has been a manager for the Short Bond Portfolio since November 1, 2010. Mr. Camden joined Northern Trust Investments, N.A. in 2005 and has assisted in the management of various fixed-income portfolios.

Please retain this Supplement with your Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-637-1380 northernfunds.com/institutional	NIF SPT FIX	(11/10)

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS